EXHIBIT 7(c)

        CONSENT OF INDEPENDENT AUDITORS - ERNST & YOUNG LLP (FORT WAYNE)






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                                                                    Exhibit 7(c)




               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Post-Effective Amendment No. 16 to the Registration Statement (Form S-6 No. 33-76018) pertaining to Variable Life Account B of ING Life Insurance and Annuity Company, and to the use therein of our report dated March 3, 2003, with respect to the financial statements of Variable Life Account B of ING Life Insurance and Annuity Company.




                                                           /s/ Ernst & Young LLP
Fort Wayne, Indiana
April 24, 2003